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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No.033-47073) of The Scotts Company of our report dated April 3, 2003 relating to the financial statements of The Scotts Company Union Retirement Savings Plan, which appears in this Form 11-K.



PricewaterhouseCoopers LLP

Columbus, Ohio
June 27, 2003